Exhibit 99.1

[redacted]

# UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
**Frederick Bauman 702-533-8372**

B. E-MAIL CONTACT AT FILER (optional)
**fred@lawbauman.com**

C. SEND ACKNOWLEDGMENT TO: (Name and Address)
**Bauman & Associates Law Firm**
**6228 Dartle Street**
**Las Vegas, NV 89130, USA**

| Filed in the Office of | Initial Filing Number<br>**2024376164-6** |
|---|---|
| Secretary of State<br>State Of Nevada | Filed On<br>**January 24, 2024 01:47 PM** |
| | Number of Pages<br>**4** |

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
**AZ CUSTOM BOTTLED WATER LLC**

OR

| 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

| 1c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| 5524 N 51ST AVE. | GLENDALE | AZ | 85301 | USA |

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

| 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

| 2c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
**BAYERN INDUSTRIES LLC**

OR

| 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

| 3c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| 15711 CEDAR GROVE LN | WELLINGTON | FL | 33414 | USA |

4. COLLATERAL: This financing statement covers the following collateral:

**1.INCLINED BOTTLE ELEVATING CONVEYOR - PACE PACKAGING CORP. #2845 MODEL 35CUFT**
**2. BOTTLE SORTER / UNSCRAMBLER - PACE PACKAGING CORP. #2056**
**3. BOTTLE RINSER - BEVCO #J4725**
**4. FILLER - FILLER SPECIALTIES #11497AWFS3010L**
**5. CODER - JET ONE #LJ551216 - MODEL 98017000S**
**6. LARGE CONVEYOR TABLE - TRANS AUTOMATION TECHNOLOGIES #TAT6777**
**7. BOX MAKER (TRAY FORMER) - SWF #6462 - MODEL TF400VK**
**8. CASER - COMBI #DPI109932258 - MODEL DPI**
**9.STRETCH WRAPPER - OMRON #SX00747 - MODEL XP-S80251**
**10. CASE SEALER - LESSON #110125 - MODEL C6T17FC3G**
**11.RINSER - SEW EURODRIVE #81.6450437.2/1 - MODEL SA42A**
**12.CASE**

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☑ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☑ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

# UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS

9. NAME OF FIRST DEBTOR: Same as line 1a or 1b on Financing Statement; if line 1b was left blank because Individual Debtor name did not fit, check here ☐

9a. ORGANIZATION'S NAME

OR 9b. INDIVIDUAL'S SURNAME

FIRST PERSONAL NAME

ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. DEBTOR'S NAME: Provide (10a or 10b) only one additional Debtor name or Debtor name that did not fit in line 1b or 2b of the Financing Statement (Form UCC1) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name) and enter the mailing address in line 10c

10a. ORGANIZATION'S NAME

OR 10b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

| 10c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

11. ☐ ADDITIONAL SECURED PARTY'S NAME or ☐ ASSIGNOR SECURED PARTY'S NAME: Provide only one name (11a or 11b)

11a. ORGANIZATION'S NAME

| OR 11b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

| 11c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

12. ADDITIONAL SPACE FOR ITEM 4 (Collateral):

**PALLETIZER - COLUMBIA #9103.1206.1408 - MODEL FL100**
**13. CASE PALLETIZER - COLUMBIA #0896-1631-1831 - MODEL FL100-LS**
**14.TWO (2) 10,000 GALLON DISTILLED WATER STORAGE TANKS, INCLUDING METAL STAIRCASE, BALDOR 10HP MOTOR WITH GOULDS PUMP**
**15. VAPOR COMPRESSING DISTILLER SYSTEM - 800 GPH DISTILLATE OUTPUT - AQUA CHEM #SP97-17686 - MODEL BR800-SPEC-E-A**
**16. WIPE ON LABELER - UNIVERSAL LABELLING SYSTEM HI-SPEED WIPE ON LABELER #384-061-1-10L-723 - MODEL SL-2000**
**17.AUTOMATIC ROTARY ARM STRETCH WRAPPER - ORION AUTOMATIC ROTARY ARM STRETH WRAPPER #708-996 - MODEL MA SERIES - 1995**
**18. WIPE ON LABELER - UNIVERSAL LABELING SYSTEM HI-SPEED WIPE ON LABELER #SL15-1801R-06-3152 - MODEL SL-1500-RH**
**19.CASE ERECTOR - SWF CASE ERECTOR #6302 - MODEL 155A**
**20. CASE TRANSFER CONVEYOR - POWER ROLLER CASE CONVEYOR**
**21. TOP SEALER - ABC TOP SEALER, ASTRO HOT MELT SYSTEM**
**22. CASE CONVEYOR - PALLET CONVEYOR (44" WIDE ROLLERS) (1) 5' LONG (1) 5'7" LONG (1) 10'LONG - ALL APPROX 19-1/2'**
**23. BOTTLE CODER - VIDEOJET INK BOTTLE CODER #0921615C11ZH**
**24. BOTTLE DEBAGGER -**

13. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS (if applicable)

14. This FINANCING STATEMENT: ☐ covers timber to be cut ☐ covers as-extracted collateral ☐ is filed as a fixture filing

15. Name and address of a RECORD OWNER of real estate described in item 16 (if Debtor does not have a record interest):

16. Description of real estate:

17. MISCELLANEOUS

FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (Form UCC1Ad) (Rev. 04/20/11)

# UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS

9. NAME OF FIRST DEBTOR: Same as line 1a or 1b on Financing Statement; if line 1b was left blank because Individual Debtor name did not fit, check here ☐

9a. ORGANIZATION'S NAME

OR 9b. INDIVIDUAL'S SURNAME

FIRST PERSONAL NAME

ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. DEBTOR'S NAME: Provide (10a or 10b) only one additional Debtor name or Debtor name that did not fit in line 1b or 2b of the Financing Statement (Form UCC1) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name) and enter the mailing address in line 10c

10a. ORGANIZATION'S NAME

OR 10b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

| 10c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

11. ☐ ADDITIONAL SECURED PARTY'S NAME or ☐ ASSIGNOR SECURED PARTY'S NAME: Provide only one name (11a or 11b)

11a. ORGANIZATION'S NAME

| OR 11b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX |
|---|---|---|---|
| | | | |

| 11c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY |
|---|---|---|---|---|
| | | | | |

12. ADDITIONAL SPACE FOR ITEM 4 (Collateral):

**DYCO BOTTLE DEBAGGER #ORD19582/3 - MODEL 3312**
**25.INCLINED BOTTLE ELEVATING CONVEYOR - INCLINED ELEVATING BELT, APPROX 20' TOTAL LENGTH, WITH 12' INCLINE TAKE UP, DUST HOOD, 1/2 HP GEAR DRIVE**
**26. OVERHEAD EMPTY BOTTLE CABLE CONVEYOR**
**27. TABLE TOP BOTTLE CONVEYOR**
**28. OZONE GAS GENERATOR - PACIFIC OZONE #7180 - MODEL SGA240202**
**29.IN-LINE 5 HEAD HANDI-TAP FILLER, 50 GAL/MIN RATED CAPACITY, CAPPING STATION, WITH MOORHEAD AUTO CAP SORTER, 6 CU FT SUPPLY CAP HOPPERTURBINE METER, PUSHER, FEED / DISCHARGE CONVEYOR AND G&L 5 HP PUMP**
**30.TABLE TOP CONVEYOR 8" X 40' LONG**
**31. 2.5 GAL CASE PACKER -**
**32.FLOOR LEVEL CASE PALLETIZER - COLUMBIA #8905-1091-1235 - MODEL 200SH-RSSG-T18905**
**33. EMPTY CASE CONVEYOR SYSTEM - HYSTROL**
**34. FULL CASE CONVEYOR LOOP**
**35.WORK PLATFORM / COSS OVER - THREE (3) CROSSOVER PLATFORMS, INCLUDING (2) 4 AND 6 STEP CROSS WALKS AND (1) MILD STEEL RAMP WITH GRATED FLOOR**
**36. EMPTY CASE CONVEYOR CONTROL PANEL**
**37. BOTTLE LINE PARTS - ASSORTED SPARE FILLER AND PALLETIZER PARTS**

13. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS (if applicable)

14. This FINANCING STATEMENT: ☐ covers timber to be cut ☐ covers as-extracted collateral ☐ is filed as a fixture filing

15. Name and address of a RECORD OWNER of real estate described in item 16 (if Debtor does not have a record interest):

16. Description of real estate:

FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (Form UCC1Ad) (Rev. 04/20/11)

17. MISCELLANEOUS: — FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (Form UCC1Ad) (Rev. 04/20/11) —

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